Finance result, net	6 Months Ended
Jun. 30, 2026
Finance result, net
Finance result, net

13.Finance result, net

For the six months ended June 30, 2026 and 2025, the net finance result amounted to a gain of CHF 0.7 million and a loss of CHF 1.5 million, respectively. The increase in 2026 is primarily related to favorable exchange differences in the current period compared the prior year-to-date balance, driven by movement in the CHF versus foreign currencies, predominantly the US Dollar. This favorable change is partially offset by the period over period decrease in financial income due to interest received on net investments in short-term financial assets.